SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION THIRD QUARTER 2021 PHYSICIANS REALTY TRUST NYSE: DOC Exhibit 99.2 September 2021 TOPA Fort Worth Fort Worth, TX HonorHealth - Sonoran MOB Phoenix, AZ

2 COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 THIRD QUARTER 2021 HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) 8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 LEVERAGE STATISTICS AND COVENANT PERFORMANCE 11 MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY 12 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY 13 PORTFOLIO DIVERSIFICATION 14 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 15 CONSOLIDATED BALANCE SHEETS 16 CONSOLIDATED STATEMENTS OF INCOME 17 REPORTING DEFINITIONS 18 TABLE OF CONTENTS

3 FORWARD-LOOKING STATEMENTS Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “outlook,” “continue,” “projects,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K/A for the fiscal year ended December 31, 2020. NON-GAAP FINANCIAL MEASURES This presentation includes EBITDAre, Adjusted EBITDAre, EBITDAR, Net Operating Income (or NOI), Cash NOI, MOB Same-Store Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K/A, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated November 5, 2021, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

4 ABOUT PHYSICIANS REALTY TRUST Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed health care real estate company organized in 2013 to acquire, selectively develop, own, and manage health care properties that are leased to physicians, hospitals, and health care delivery systems. We invest in real estate that is integral to providing high quality health care services. Our properties typically are on a campus with a hospital or other health care facilities or strategically located and affiliated with a hospital or other health care facilities. Our management team has significant public health care REIT experience and long established relationships with physicians, hospitals, and health care delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders. We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies, or other subsidiaries. We are the sole general partner of the operating partnership and, as of September 30, 2021, owned approximately 97.6% of the partnership interests in the operating partnership (“OP Units”). Unless otherwise indicated, portfolio statistics include amounts attributable to the Company's pro-rata share of unconsolidated joint venture assets and exclude the Company's corporate office building. COMPANY SNAPSHOT As of September 30, 2021 Gross real estate investments (thousands) $ 5,121,872 Total health care properties (1) 275 % Leased (1) 95.3% Total portfolio gross leasable area (sq. ft.) (1) 14,539,762 % of GLA on-campus / affiliated (1) 89% Average remaining lease term for all buildings (years) (1) 6.3 Cash and cash equivalents (thousands) $ 5,366 Net consolidated debt to firm value 26.5% Weighted average interest rate per annum on consolidated debt 3.5% Equity market cap (thousands) $ 3,830,747 Quarterly dividend $ 0.23 Quarter end stock price $ 17.62 Dividend yield 5.22% Common shares outstanding 217,409,035 OP Units outstanding and not owned by DOC 5,406,427 Dilutive restricted common shares and units 1,179,322 Consolidated firm value (thousands) $ 5,387,995 (1) Excludes four assets classified as held for sale.

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson
Chairman

John T. Thomas
President
Chief Executive Officer

Stanton D. Anderson
Compensation Committee Chair

Mark A. Baumgartner
Audit Committee Chair

Albert C. Black
Nominating and Corporate Governance Committee Chair

William A. Ebinger, M.D.
Trustee

Pamela J. Kessler
Trustee

Richard A. Weiss
Finance and Investment Committee Chair

MANAGEMENT TEAM

John T. Thomas
President
Chief Executive Officer

Jeffrey N. Theiler
Executive Vice President
Chief Financial Officer

D. Deeni Taylor
Executive Vice President
Chief Investment Officer

Mark D. Theine
Executive Vice President
Asset & Investment Management

John W. Lucey
Chief Accounting and Administrative Officer

Daniel M. Klein
Senior Vice President
Deputy Chief Investment Officer

Bradley D. Page
Senior Vice President
General Counsel

Laurie P. Becker
Senior Vice President
Controller

Amy M. Hall
Senior Vice President
Leasing & Physician Strategy

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Suite 500
Milwaukee, WI 53202
(414) 367-5600

Independent Registered Public Accounting Firm
Ernst & Young
Chicago, IL 60606
(312) 879-2000

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Senior Counsel
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

- C. Kucera - B. Riley
- J. Dennerlein - Bank of America Merrill Lynch
- C. Siversky - Berenberg Capital Markets LLC
- J. Sanabria - BMO Capital Markets Corp.
- M. Gorman - BTIG
- D. Bernstein - Capital One Securities
- N. Joseph - Citi
- D. Toti - Colliers Securities
- M. Ross - Compass Point
- T. Okusanya - Credit Suisse
- J. Petersen - Jefferies LLC
- J. Sadler - Keybanc Capital Markets Inc.
- R. Hill - Morgan Stanley
- J. Hughes - Raymond James Financial Inc.
- M. Carroll - RBC Capital Markets LLC
- A. Sweitzer - Robert W. Baird & Co.
- S. Manaker - Stifel
- M. Lewis - Truist Securities

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

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THIRD QUARTER 2021 HIGHLIGHTS

OPERATING HIGHLIGHTS

- Third quarter 2021 total revenue of $115.3 million, an increase of 5.2% compared to the prior year period
- Third quarter 2021 rental and related revenue of $110.3 million, an increase of 5.7% compared to the prior year period
- Generated quarterly net income per share of $0.10 on a fully diluted basis
- Generated quarterly normalized funds from operations (Normalized FFO) of $0.26 per share on a fully diluted basis
- Completed investments of $108.9 million during the third quarter
- Third quarter MOB Same-Store Cash Net Operating Income (Cash NOI) growth of 2.5% year-over-year
- Declared quarterly dividend of $0.23 per share for the third quarter
- 95.3% of portfolio square footage leased as of September 30, 2021, which excludes four assets classified as held for sale

COMPANY ANNOUNCEMENTS

- July 1, 2021: Announced the Company's senior unsecured debt rating from Moody's Investors Service ("Moody's") has been upgraded to 'Baa2' with a stable outlook, from the previous rating of 'Baa3'.
- September 22, 2021: Announced that our Board of Trustees authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended September 30, 2021. The distribution was paid on October 15, 2021 to common shareholders and OP Unit holders of record as of the close of business on October 4, 2021.
- September 28, 2021: Announced the execution of a Third Amended and Restated Credit Agreement to extend the maturity date in respect of the revolving credit facility to September 24, 2025, reduce the interest rate margins, increase the amount of commitment under the revolving credit facility to $1.0 billion, and modify certain covenants and terms thereunder to provide the Company with greater flexibility.
- October 1, 2021: Announced that the Company entered into a master transaction agreement to acquire 15 medical office buildings comprising approximately 1,460,000 net leasable square feet for an aggregate purchase price of $764.3 million.
- October 7, 2021: Announced the pricing of $500 million of public senior notes with a coupon rate of 2.625% due in 2031, which closed on October 13, 2021.
- November 1, 2021: Announced a score of 75 and a Green Star designation in our inaugural submission of the GRESB 2021 Real Estate Assessment.

THIRD QUARTER INVESTMENT HIGHLIGHTS

- Atkins Portfolio (5 MOBs)
- InterMed MOB (Davis JV - 49% interest) Portland, ME
- HonorHealth - Sonoran MOB, Phoenix, AZ
- Disposition of Shadeland Portfolio (2 MOBs), Indianapolis, IN

SUBSEQUENT INVESTMENT ACTIVITY

- Eden Hill JV Buyout (remaining 51%) Dover, DE
- HonorHealth Neuroscience Institute, Scottsdale, AZ
- Disposition of LifeCare Portfolio (3 LTACHs)

6

7 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. G ro ss R ea l E st at e In ve st m en ts G LA in SF Portfolio Growth Since IPO Gross Real Estate Assets Gross Real Estate Investments/Quarter Total Health Care Property GLA IPO Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Q2-2016 Q3-2016 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 Q1-2018 Q2-2018 Q3-2018 Q4-2018 Q1-2019 Q2-2019 Q3-2019 Q4-2019 Q1-2020 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 $5,500,000 0 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 16,000,000 INCOME Three Months Ended September 30, 2021 June 30, 2021 Revenues $ 115,311 $ 112,925 Net income 22,045 18,681 NOI 82,895 82,627 Annualized Adjusted EBITDAre 315,548 312,944 Net income available to common shareholders per common share $ 0.10 $ 0.08 Normalized FFO 58,095 58,223 Normalized FFO per common share $ 0.26 $ 0.26 Normalized FAD 54,591 55,046 CAPITALIZATION As of ASSETS September 30, 2021 June 30, 2021 Gross Real Estate Investments (including gross lease intangibles) 5,121,872 5,044,970 Total Assets 4,409,475 4,357,667 DEBT AND EQUITY Consolidated Debt (1) 1,434,168 1,347,624 Total Equity 2,757,911 2,783,163 Equity Market Capitalization 3,830,747 4,015,425 Consolidated Firm Value 5,387,995 5,496,166 Consolidated Debt / Total Firm Value 26.6% 24.5% $123,998 $5,121,872

8 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended September 30, 2021 Nine Months Ended September 30, 2021 Net income $ 22,045 $ 58,531 Net income attributable to NCI - partially owned properties (152) (455) Preferred distributions — (13) Depreciation and amortization expense 38,463 114,340 Depreciation and amortization expense - partially owned properties (70) (210) Gain on the sale of investment properties, net (4,757) (5,111) Impairment loss 340 340 Proportionate share of unconsolidated joint venture adjustments 2,226 6,564 FFO applicable to common shares $ 58,095 $ 173,986 Net change in fair value of derivative — — Net change in fair value of contingent consideration — — Normalized FFO applicable to common shares $ 58,095 $ 173,986 Net income available to common shareholders per common share $ 0.10 $ 0.26 FFO per common share $ 0.26 $ 0.79 Normalized FFO per common share $ 0.26 $ 0.79 Normalized FFO applicable to common shares $ 58,095 $ 173,986 Non-cash share compensation expense 3,665 10,840 Straight-line rent adjustments (2,171) (7,276) Amortization of acquired above/below market leases/assumed debt 833 2,557 Amortization of lease inducements 394 922 Amortization of deferred financing costs 581 1,744 TI/LC and recurring capital expenditures (6,673) (17,984) Loan reserve adjustments 20 (111) Proportionate share of unconsolidated joint venture adjustments (153) (578) Normalized FAD applicable to common shares $ 54,591 $ 164,100 Weighted average number of common shares outstanding 223,992,049 221,399,649

9 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre (Unaudited and in thousands) NET OPERATING INCOME Three Months Ended September 30, 2021 Nine Months Ended September 30, 2021 Net income $ 22,045 $ 58,531 General and administrative 9,534 28,116 Depreciation and amortization expense 38,582 114,663 Interest expense 13,498 40,754 Gain on the sale of investment properties, net (4,757) (5,111) Impairment loss 340 340 Proportionate share of unconsolidated joint venture adjustments 3,653 10,725 NOI $ 82,895 $ 248,018 NOI $ 82,895 $ 248,018 Straight-line rent adjustments (2,171) (7,276) Amortization of acquired above/below market leases 849 2,604 Amortization of lease inducements 394 922 Loan reserve adjustments 20 (111) Proportionate share of unconsolidated joint venture adjustments (143) (459) Cash NOI $ 81,844 $ 243,698 Cash NOI $ 81,844 Assets not held for all periods or held for sale (3,801) Hospital Cash NOI (3,221) Lease termination fees (158) Interest income on real estate loans (3,797) Joint ventures and other income (3,350) MOB Same-Store Cash NOI $ 67,517 EBITDAre Three Months Ended September 30, 2021 Net income $ 22,045 Depreciation and amortization expense 38,582 Interest expense 13,498 Gain on the sale of investment properties, net (4,757) Impairment loss 340 Proportionate share of unconsolidated joint venture adjustments 3,627 EBITDAre $ 73,335 Non-cash share compensation expense 3,665 Pursuit costs 75 Non-cash intangible amortization 1,227 Pro forma adjustments for investment activity 585 Adjusted EBITDAre $ 78,887 Adjusted EBITDAre Annualized (1) $ 315,548 (1) Amounts are annualized and actual full year results may differ significantly from the annualized amounts shown.

10 (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Weighted average maturity of Mortgage Debt is 2.7 years. Debt is 27% of Firm Value Debt Equity MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) MARKET CAPITALIZATION September 30, 2021 Unsecured credit facility debt $ 409,000 Unsecured notes 975,000 Mortgage debt 50,168 Consolidated Debt (1) 1,434,168 Pro rata share of unconsolidated joint venture debt 148,551 Enterprise debt $ 1,582,719 Redeemable equity $ 7,039 Share price $ 17.62 Total common shares outstanding 217,409,035 Total OP Units outstanding 5,406,427 Total dilutive restricted common shares and units 1,179,322 Implied equity market capitalization $ 3,946,788 Consolidated Firm Value (Debt + Pref. + Equity) $ 5,387,995 Consolidated Debt/Gross Assets 27.6% Consolidated Debt/Total Firm Value 26.6% ENTERPRISE DEBT SUMMARY (1) Balance as of September 30, 2021 Interest Rate Maturity Date Revolving Credit Facility Debt $ 159,000 1.0% 9/24/2025 Credit Facility Term Debt 250,000 2.1% 6/10/2023 Senior Unsecured Notes January '16 - Series A 15,000 4.0% 1/7/2023 January '16 - Series B 45,000 4.4% 1/7/2026 January '16 - Series C 45,000 4.6% 1/7/2028 January '16 - Series D 45,000 4.7% 1/7/2031 August '16 - Series A 25,000 4.1% 8/11/2025 August '16 - Series B 25,000 4.2% 8/11/2026 August '16 - Series C 25,000 4.2% 8/11/2027 March '17 400,000 4.3% 3/15/2027 December '17 350,000 4.0% 1/15/2028 Pro Rata Share Of Unconsolidated Joint Venture Debt 148,551 3.6 % Various Mortgage Debt, Maturing:(2) 2021 — — % 2022 20,062 5.0% 2023 — — % Thereafter 30,106 4.3% $ 1,582,719 3.5 % Enterprise Debt Repayment Schedule as of September 30, 2021 $463 $20,825 $266,008 $41,334 $196,515 $152,345 $425,476 $479,753 2021 2022 2023 2024 2025 2026 2027 Thereafter $0 $150,000 $300,000 $450,000 $600,000

11 LEVERAGE STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) CONSOLIDATED LEVERAGE STATISTICS Quarter Ended September 30, 2021 Consolidated debt $ 1,434,168 Net consolidated debt (less cash) 1,428,802 Adjusted EBITDAre $ 78,887 Less: Amounts attributable to Unconsolidated Joint Ventures (3,627) Consolidated Adjusted EBITDAre $ 75,260 Consolidated Adjusted EBITDAre (annualized)* $ 301,040 Net Consolidated Debt / Consolidated Adjusted EBITDAre Ratio 4.75x Consolidated Adjusted EBITDAre $ 75,260 Cash interest expense 12,933 Interest Coverage Ratio 5.82x Consolidated interest expense $ 13,498 Capitalized interest 131 Secured debt principal amortization 456 Total fixed charges $ 14,085 Consolidated Adjusted EBITDAre 75,260 Consolidated Adjusted EBITDAre / Fixed Charge Coverage Ratio 5.34x Implied equity market cap $ 3,946,788 Redeemable equity 7,039 Consolidated debt 1,434,168 Consolidated Firm Value $ 5,387,995 Net consolidated debt (less cash) $ 1,428,802 Gross assets 5,189,385 Net Consolidated Debt / Gross Assets 27.5 % Net Consolidated Debt / Consolidated Firm Value 26.5 % Weighted average common shares 217,406,657 Weighted average OP Units not owned by DOC 5,406,070 Dilutive effect of unvested restricted common shares and share units 1,179,322 Weighted Average Common Shares and OP Units - Diluted 223,992,049 * Amounts are annualized and actual results may differ significantly from the annualized amounts shown. COVENANT PERFORMANCE Required September 30, 2021 Total Leverage Ratio ≤ 60.0% 29.7% Total Secured Leverage Ratio ≤ 40.0% 1.0% Maintenance of Unencumbered Assets ≥ 1.5x 3.4x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 5.2x ENTERPRISE LEVERAGE STATISTICS Quarter Ended September 30, 2021 Enterprise debt $ 1,582,719 Net enterprise debt (less cash) 1,577,353 Adjusted EBITDAre (annualized)* 315,548 Net Enterprise Debt / Adjusted EBITDAre Ratio 5.00x

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

MOB SAME-STORE PORTFOLIO PERFORMANCE AND PORTFOLIO OCCUPANCY

(Unaudited and in thousands, except property count and sq. ft. data. Same Store data excludes assets Held for Sale)

MOB SAME-STORE PORTFOLIO ANALYSIS

	Portfolio Quarter Ended September 30, 2021	MOB Same-Store Quarter Ended September 30, 2021
Number of health care properties[1]	275	245
Gross leasable area[1]	14,539,762	13,005,783
Cash NOI[1]	$ 81,844	$ 67,517
% Leased[1]	95.3 %	95.1 %


MOB Same-Store Cash NOI, 82.5%
Other Cash NOI, 17.5%

MOB SAME-STORE PORTFOLIO PERFORMANCE

	Year-Over-Year Comparison			Sequential Comparison		
	Q3'21	Q3'20	Change	Q3'21	Q2'21	Change
Number of MOBs	245	245	—	245	245	—
Gross leasable area	13,005,783	13,005,783	—	13,005,783	13,005,783	—
% Leased	95.1 %	95.6 %	-50 bps	95.1 %	95.5 %	-40 bps
Rental and related revenues	$ 101,218	$ 97,265	+4.1 %	$ 101,218	$ 99,151	+2.1 %
Operating expenses	(33,701)	(31,413)	+7.3 %	(33,701)	(31,832)	+5.9 %
MOB Same-Store Cash NOI	**$ 67,517**	**$ 65,852**	**+2.5 %**	**$ 67,517**	**$ 67,319**	**+0.3 %**
Cash NOI	**$ 81,844**	**$ 77,101**		**$ 81,844**	**$ 81,157**	
Cash NOI from:						
Assets not held for all periods or held for sale	(3,801)	(2,198)		(3,801)	(3,356)	
Repositioning assets	—	—		—	—	
Hospital Cash NOI	(3,221)	(3,158)		(3,221)	(3,177)	
Lease termination fees	(158)	(53)		(158)	(157)	
Interest income on real estate loans	(3,797)	(3,190)		(3,797)	(3,907)	
Joint ventures and other income	(3,350)	(2,650)		(3,350)	(3,241)	
MOB Same-Store Cash NOI	**$ 67,517**	**$ 65,852**		**$ 67,517**	**$ 67,319**	

PORTFOLIO OCCUPANCY

	Quarter Ended September 30, 2021	Percentage of Total GLA September 30, 2021
Total GLA		
Total square feet beginning of quarter	14,662,273	100.8 %
Acquired GLA[2]	291,170	2.0 %
Disposed GLA[1]	(413,681)	(2.8)%
Total square feet end of quarter	14,539,762	100.0 %
Leased GLA		
Leased GLA beginning of quarter	14,024,155	96.5 %
Expirations	(249,701)	(1.7)%
Renewals	178,775	1.2 %
Retention Rate	*72 %*	
New leases commencing in quarter	28,117	0.2 %
Net absorption	(42,809)	(0.3)%
Net leased GLA acquired / (disposed)[1]	(120,895)	(0.8)%
Leased GLA end of quarter	13,860,451	95.3 %

(1) Includes four properties classified as held for sale during the period.
(2) Includes remeasurements and expansion of existing properties totaling (1,615) square feet.

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INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY

(Unaudited and in thousands, except sq. ft. data)

QUARTERLY INVESTMENTS

Investment		Location	Acquisition Date	First Year Cash Yield	% Leased	Investment Amount	GLA
Mezzanine Loan - Maple Grove		Maple Grove, MN	8/5/2021	8.0%	—	$ 2,200	—
InterMed MOB - Davis Joint Venture	(1)	Portland, ME	8/18/2021	5.5%	100.0%	19,330	52,542
Atkins Portfolio (5 MOBs)		Various	8/30/2021	5.5%	100.0%	54,090	180,418
HonorHealth - Sonoran MOB		Phoenix, AZ	9/23/2021	4.8%	100.0%	31,750	59,827
Construction Loan Draws		Fort Worth, TX	Various	6.0%	—	1,534	—
Total / Weighted Average				**5.4%**	**100.0%**	**$ 108,904**	**292,787**

(1) The Company and Davis Medical Investors, LLC purchased one additional property representing 107,228 square feet at an aggregate valuation of $39.4 million. The Company's 49.0% investment includes a $7.3 million equity contribution and a $12.0 million pro rata share of joint venture debt.

QUARTERLY DISPOSITIONS

Property	Location	Date	Proceeds	GLA
Shadeland Portfolio (2 MOBs)	Indianapolis, IN	8/23/2021	$ 27,386	93,332

HELD FOR SALE

Property	Location	GLA
LifeCare Portfolio (3 LTACHs)	PA, TX	310,352
Northern Vision Eye Center	Traverse City, MI	9,997
Total		**320,349**

CONSTRUCTION LOAN SUMMARY

Construction Loan	Location	Estimated Date of Completion	Interest Rate	Quarterly Fundings	Amount Drawn to Date	Total Commitment	Purchase Option Cap Rate
TOPA Hillwood	Fort Worth, TX	2Q 2022	6.0%	$ 1,534	$ 5,516	$ 10,500	6.2%


INTERMED

InterMed MOB - Davis Joint Venture
Portland, ME


The James

Mill Run Medical Center II
Hilliard, OH

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PORTFOLIO DIVERSIFICATION

(As of September 30, 2021, $ in thousands, excludes assets Held for Sale)

	# of Properties	GLA	% of Total	% of Q3 Cash NOI	% Leased	Coverage Ratio
Single-tenant MOBs	122	5,422,377	37.3%	39.9%	99.7%	N/A
Multi-tenant MOBs	136	8,169,351	56.1%	51.9%	92.4%	N/A
Specialty Hospitals	5	313,959	2.2%	4.2%	100.0%	5.8x[(1)]
Consolidated Total	**263**	**13,905,687**	**95.6%**	**96.0%**	**95.4%**	
Pro Rata Unconsolidated Joint Venture Assets	12	634,075	4.4%	4.0%	93.0%	N/A
Portfolio Total	**275**	**14,539,762**	**100.0%**	**100.0%**	**95.3%**	

(1) Excludes the Company's El Paso Specialty Hospital.

UNCONSOLIDATED JOINT VENTURE SUMMARY

Joint Venture	% Ownership	# of Properties	GLA	Q3 Cash NOI	% Leased
PMAK Joint Venture	12.3%	60	2,923,589	$ 15,081	89.8%
Davis Joint Venture	49.0%	9	417,005	1,728	98.8%
MedCore Realty Eden Hill, LLC	49.0%	1	140,205	722	92.1%

Top Ten States
(Based on GLA)


Texas, 13%
Georgia, 7%
Indiana, 7%
Kentucky, 7%
Nebraska, 7%
Minnesota, 6%
Arizona, 6%
Ohio, 6%
Tennessee, 5%
New York, 4%
Other, 32%

Lease Type
(Based on Annualized Base Revenue)


NNN, 82%
Absolute Net, 11%
Gross, 2%
Modified Gross, 5%

Campus Proximity
(Based on Annualized Base Revenue)


Off-Campus / Affiliated, 39%
Off-Campus / Unaffiliated, 12%
On-Campus / Adjacent, 49%

Consolidated 603 Asset Mix
(Based on Annualized Base Revenue)


603 Assets, 17%
Non-603 Assets, 83%

14

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE

(As of September 30, 2021, $ in thousands, excludes assets Held for Sale)

INVESTMENT GRADE TENANCY [1]

Relationship	Credit Rating (Moody's / S&P)	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit Health	Baa1/BBB+	2,730,190	20.6%	$ 50,934	16.5%
Ascension Health Alliance	Aa2/AA+	606,229	4.6%	15,230	4.9%
University of Louisville	Baa1/A+	598,560	4.5%	12,526	4.1%
McKesson Corporation	Baa2/BBB+	400,819	3.0%	11,080	3.6%
HonorHealth	A2/NA	317,333	2.4%	6,637	2.1%
Baylor Scott and White Health	Aa3/AA-	268,639	2.0%	8,156	2.6%
UnitedHealth Group Incorporated	A3/A+	226,004	1.7%	6,769	2.2%
Trinity Health Credit Group	Aa3/AA-	176,649	1.3%	4,337	1.4%
Fairview Health Services	A3/A	157,730	1.2%	4,271	1.4%
University of Pittsburgh Medical Center	A2/A	149,492	1.1%	3,198	1.0%
Other		2,234,869	16.9%	53,449	17.3%
Total		**7,866,514**	**59.3%**	**$ 176,587**	**57.1%**

TOP 10 TENANTS BY ABR

Tenant	Weighted Avg. Remaining Lease Term	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit - CHI - Nebraska	5.2	898,975	6.8%	$ 17,656	5.7%
Northside Hospital	9.2	662,816	5.0%	15,245	4.9%
UofL Health - Louisville, Inc.	4.9	598,560	4.5%	12,526	4.1%
US Oncology	6.1	400,819	3.0%	11,080	3.6%
Baylor Scott and White Health	4.3	268,639	2.0%	8,156	2.6%
Ascension - St. Vincent's - Indianapolis	5.7	363,118	2.7%	7,907	2.6%
CommonSpirit - CHI - St. Alexius (ND)	4.8	359,209	2.7%	6,816	2.2%
HonorHealth	8.3	317,333	2.4%	6,637	2.1%
Great Falls Clinic	16.4	185,085	1.4%	5,607	1.8%
CommonSpirit - CHI - Franciscan	4.7	292,978	2.2%	5,539	1.8%
Total / Weighted Average	**6.5**	**4,347,532**	**32.7%**	**$ 97,169**	**31.4%**

LEASE EXPIRATION SCHEDULE

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2021	56	183,229	1.3%	$ 4,267	1.4%	$23.29
2022	119	560,934	4.0%	14,257	4.6%	25.42
2023	128	691,896	5.0%	15,652	5.1%	22.62
2024	106	825,365	5.9%	19,146	6.2%	23.20
2025	136	887,672	6.4%	21,630	7.0%	24.37
2026	135	3,311,675	23.8%	72,660	23.5%	21.94
2027	100	1,457,734	10.5%	31,647	10.2%	21.71
2028	86	1,445,698	10.4%	32,571	10.5%	22.53
2029	40	607,827	4.4%	16,250	5.3%	26.73
2030	52	622,907	4.5%	13,844	4.5%	22.22
Thereafter	122	2,630,171	18.9%	66,634	21.5%	25.33
MTM	32	45,893	0.3%	617	0.2%	13.45
Vacant		634,686	4.6%			
Total / W.A.	**1,112**	**13,905,687**	**100.0%**	**$ 309,175**	**100.0%**	**$23.31**

(1) Represents direct leases to investment grade entities and their subsidiaries. Parent rating used where direct tenant is not rated.

15

16 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) September 30, 2021 December 31, 2020 ASSETS (unaudited) Investment properties: Land and improvements $ 231,162 $ 231,621 Building and improvements 3,879,810 3,824,796 Tenant improvements 81,605 73,145 Acquired lease intangibles 409,048 406,935 4,601,625 4,536,497 Accumulated depreciation (779,910) (687,554) Net real estate property 3,821,715 3,848,943 Real estate held for sale 44,706 — Right-of-use lease assets, net 141,967 137,180 Real estate loans receivable, net 181,125 198,800 Investments in unconsolidated entities 78,562 77,755 Net real estate investments 4,268,075 4,262,678 Cash and cash equivalents 5,366 2,515 Tenant receivables, net 5,545 4,757 Other assets 130,489 144,000 Total assets $ 4,409,475 $ 4,413,950 LIABILITIES AND EQUITY Liabilities: Credit facility $ 401,548 $ 412,322 Notes payable 969,313 968,653 Mortgage debt 50,042 57,875 Accounts payable 5,760 7,007 Dividends and distributions payable 53,730 52,116 Accrued expenses and other liabilities 79,621 91,929 Lease liabilities 78,682 74,116 Acquired lease intangibles, net 5,829 6,641 Total liabilities 1,644,525 1,670,659 Redeemable noncontrolling interests - Series A Preferred Units (2020) and partially owned properties 7,039 28,289 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 217,409,035 and 209,550,592 common shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively 2,174 2,096 Additional paid-in capital 3,443,748 3,303,231 Accumulated deficit (751,150) (658,171) Accumulated other comprehensive loss (4,054) (5,859) Total shareholders’ equity 2,690,718 2,641,297 Noncontrolling interests: Operating Partnership 66,736 73,302 Partially owned properties 457 403 Total noncontrolling interests 67,193 73,705 Total equity 2,757,911 2,715,002 Total liabilities and equity $ 4,409,475 $ 4,413,950

17 CONSOLIDATED STATEMENTS OF INCOME (Unaudited and in thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 2021 2020 Revenues: Rental revenues $ 81,096 $ 78,091 $ 242,062 $ 235,762 Expense recoveries 29,218 26,271 83,955 76,099 Rental and related revenues 110,314 104,362 326,017 311,861 Interest income on real estate loans and other 4,997 5,204 15,558 14,199 Total revenues 115,311 109,566 341,575 326,060 Expenses: Interest expense 13,498 13,698 40,754 43,521 General and administrative 9,534 8,346 28,116 25,565 Operating expenses 35,679 32,503 103,069 94,495 Depreciation and amortization 38,582 37,952 114,663 111,744 Impairment loss 340 — 340 — Total expenses 97,633 92,499 286,942 275,325 Income before equity in loss of unconsolidated entities and gain on sale of investment properties, net: 17,678 17,067 54,633 50,735 Equity in loss of unconsolidated entities (390) (592) (1,213) (856) Gain on sale of investment properties, net 4,757 — 5,111 — Net income 22,045 16,475 58,531 49,879 Net income attributable to noncontrolling interests: Operating Partnership (529) (425) (1,405) (1,305) Partially owned properties (1) (152) (151) (455) (441) Net income attributable to controlling interest 21,364 15,899 56,671 48,133 Preferred distributions — (317) (13) (951) Net income attributable to common shareholders $ 21,364 $ 15,582 $ 56,658 $ 47,182 Net income per share: Basic $ 0.10 $ 0.07 $ 0.26 $ 0.23 Diluted $ 0.10 $ 0.07 $ 0.26 $ 0.23 Weighted average common shares: Basic 217,406,657 208,187,129 214,616,482 202,717,190 Diluted 223,992,049 215,129,968 221,399,649 209,555,060 Dividends and distributions declared per common share $ 0.23 $ 0.23 $ 0.69 $ 0.69 (1) Includes amounts attributable to redeemable noncontrolling interests.

18 REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (Adjusted EBITDAre): We define Adjusted EBITDAre as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), plus non-cash compensation, other non-recurring items, pursuit costs, non-cash intangible amortization, and pro forma impact of investment activity. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying reported base rent for September 2021 by 12 (but excluding the impact of straight-line rent). Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired above and below market leases, and other non-cash and normalizing items, including our share of all required adjustments from unconsolidated joint ventures. Other non-cash and normalizing items include items such as the amortization of lease inducements, loan reserve adjustments, payments received from seller master leases and rent abatements, and changes in fair value of contingent consideration. We believe that Cash NOI provides an accurate measure of the operating performance of our operating assets because it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. Our use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Earnings Before Interest Taxes, Depreciation and Amortization for Real Estate (EBITDAre): In 2017, Nareit issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (Nareit). Nareit defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation includes our share of required adjustments from our unconsolidated joint ventures and may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition or that interpret the Nareit definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments, and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. Hospital Campus: We define a hospital campus to be the physical area immediately adjacent to a hospital institution's main buildings, including other areas and structures that are located within 250 yards of the main buildings.

19 REPORTING DEFINITIONS (continued) LTACHS: Long-term acute care hospitals (LTACH) provide impatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. MOB Same-Store Cash Net Operating Income (NOI): MOB Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for the entire preceding five quarters, non-MOB assets, lease termination fees, and other normalizing items not specifically related to the same-store property portfolio. Management considers MOB Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term MOB Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. MOB Same-Store Portfolio: The MOB same-store portfolio consists of medical office properties held by the Company for the entire preceding five quarters. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, interest expense, net change in the fair value of derivative financial instruments, gain or loss on the sale of investment properties, and impairment losses, including our share of all required adjustments from our unconsolidated joint ventures. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): We define Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above-market or below-market leases and assumed debt, amortization of lease inducements, amortization of deferred financing costs, and loan reserve adjustments, including our share of all required adjustments from unconsolidated joint ventures. We also adjust for recurring capital expenditures related to tenant improvements and leasing commissions, and cash payments from seller master leases and rent abatement payments, including our share of all required adjustments for unconsolidated joint ventures. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although our computation of Normalized FAD may not be comparable to that of other REITs, we believe Normalized FAD provides a meaningful supplemental measure of our performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of our financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acceleration of deferred financing costs, net change in fair value of contingent consideration, and other normalizing items. However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: Refers to a property that is either located within a quarter mile of a hospital campus or is located more than a quarter mile from a hospital campus but is affiliated with a health system. Section 603 Assets: For the purposes of this Supplemental Information, "603 Asset" is defined to be our estimate of Annualized Base Revenue (ABR) as a percentage of all our ABR, derived from leases to hospitals for hospital outpatient department space located in an off-campus medical office building at least 250 yards from the hospital's main campus inpatient location, and that was billing Medicare for outpatient department services provided in that off-campus location as of November 2, 2015. ABR that is "not-603" for the purposes of this Supplemental Information could and would include ABR from space leased to a hospital outpatient department services provided in leased space within the 250 yard requirement for on-campus locations or in buildings that are more than 250 yards from the hospital service provider's main campus, but the hospital did not start billing for that service in the location until after November 2, 2015. djac